UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 20, 2021, Inotiv, Inc. (the “Company”) issued a press release furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Press Release”) that, among other things, announced certain preliminary financial and operating results of the Company for the quarter and six months ended March 31, 2021.

The Company’s preliminary financial and operating results in the Press Release are estimates and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the review of the Company’s financial statements. The preliminary figures in the Press Release may differ materially from the actual results that will be reflected in the Company’s financial statements when they are completed and publicly disclosed.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously announced, the Company has entered into an Agreement and Plan of Merger to acquire Bolder BioPATH, Inc. and an Asset Purchase Agreement to acquire the business of HistoTox Labs, Inc. Exhibits 99.2 and 99.3 hereto provide certain historical financial statements for Bolder BioPATH, Inc. and HistoTox Labs, Inc., respectively. In addition, the Company has disclosed the following non-GAAP financial figures which are based on the GAAP figures shown below:

GAAP figures:	Fiscal 2020	Quarter ended December 31
		2019	2020
Company Net Loss	$(4,685,000)	$(1,426,000)	$(366,000)
Histotox Labs Operating Income	$2,267,000
Bolder BioPATH Operating Income	$1,591,000

•	Adjusted EBITDA of the Company for the twelve-month period ended December 31, 2020 of $3.4 million with an approximately 5.1% margin.

•	EBITDA of Bolder BioPATH, Inc. and HistoTox Labs, Inc. for the twelve months ended December 31, 2020 of $2.6 million and $2.9 million, respectively.

•	Combined Adjusted EBITDA of the Company, Bolder BioPATH, Inc. and HistoTox Labs, Inc. for the twelve months ended December 31, 2020 of approximately $8.9 million with a greater than 10% combined Adjusted EBITDA margin.

The above figures constitute financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). For the Company, the non-GAAP financial measure is Adjusted EBITDA for the twelve-month period ended December 31, 2020. Adjusted EBITDA as reported herein refers to a financial performance measure that excludes from net income (loss) income statement line items interest expense and income taxes (benefit) expense, as well as non-cash charges for depreciation and amortization, stock option (benefit) expense, United Kingdom lease liability reversal benefit, non-recurring acquisition and integration costs and other non-recurring third party costs, such as recruiting costs, consulting fees related to the adoption of two accounting standards, and expenses for rebranding and new website launch.

For Bolder BioPATH, Inc. and Histotox Labs, Inc (collectively, the “Targets”), the non-GAAP financial measures consist of the sum of operating income and depreciation and amortization expense for the year ended December 31, 2020. These sums are then added to the Adjusted EBITDA of the Company and shown as combined EBITDA of the three entities for the twelve months ended December 31, 2020.

The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Management, however, believes that the Company's Adjusted EBITDA and the non-GAAP information presented for the Targets, when used in conjunction with the results presented in accordance with GAAP, may provide a more complete understanding of the Company's results and may facilitate a fuller analysis of the Company's results particularly in evaluating performance from one period to another, as well as the impact of the acquisitions of the Targets on the Company's EBITDA.

Management has chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of our results and to illustrate our results giving effect to the non-GAAP adjustments shown in the reconciliation. Management strongly encourages investors to review the consolidated financial statements of the Company and the Targets and the Company's publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Non-GAAP to GAAP Reconciliation

	Fiscal Year Ended	Quarter Ended
	September	December 31,
	30, 2020	2019	2020
Company GAAP Net loss	$(4,685,000)	$(1,426,000)	$(366,000)

Add back: Interest expense	1,490,000	311,000	347,000
Income taxes expense	147,000	97,000	33,000
Depreciation and amortization	4,074,000	749,000	1,101,000
Stock option expense	540,000	97,000	181,000
United Kingdom lease liability reversal benefit	(180,000)	(60,000)	—
Acquisition and integration costs	339,000	270,000	—
Other non-recurring, third party costs	823,000	443,000	—
Company Adjusted EBITDA	$2,548,000	$481,000	$1,296,000

Company Adjusted EBITDA for FY 2020	$2,548,000
Company Adjusted EBITDA for Q1 FY 2019	(481,000)
Company Adjusted EBITDA for Q1 FY 2020	1,296,000
Company Adjusted EBITDA for LTM ended December 31, 2020	$3,363,000

HistoTox Labs for FY 2020:
Operating Income for FY 2020	$2,267,000
Depreciation and Amortization	669,000
HistoTox Labs EBITDA for FY 2020	$2,936,000

Bolder BioPATH for FY 2020:
Operating Income for FY 2020	$1,591,000
Depreciation and Amortization	996,000
Bolder BioPATH EBITDA for FY 2020	$2,587,000

Combined Adjusted EBITDA	$8,886,000

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Soukup Bush & Associates, CPAs, P.C., independent auditor to Bolder BioPATH, Inc., dated April 20, 2021.
23.2	Consent of Soukup Bush & Associates, CPAs, P.C., independent auditor to HistoTox Labs, Inc., dated April 20, 2021.
23.3	Consent of Independent Registered Public Accounting Firm RSM US LLP.
99.1	Press Release, dated April 20, 2021.
99.2	Audited financial statements of Bolder BioPATH, Inc. as of and for the fiscal years ended December 31, 2019 and 2020, together with the notes thereto and the report of the independent auditor thereon.
99.3	Audited financial statements of HistoTox Labs, Inc. as of and for the fiscal year ended December 31, 2020, together with the notes thereto and the report of the independent auditor thereon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inotiv, Inc.

Date: April 20, 2021	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer and Vice President - Finance